UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2007 providing for the issuance of
Mortgage Pass-Through Certificates, Series 2007-AR1)

Citigroup Mortgage Loan Trust 2007-AR1

(as issuing entity)

Citigroup Mortgage Loan Trust Inc.

(as registrant)

Citigroup Global Markets Realty Corp.

(as sponsor)

Delaware	333-138237-02	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition of Disposition of Assets

Item 2.01  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On January 31, 2007, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-AR1 (the “Certificates”), was issued pursuant to a pooling and servicing agreement, dated as of January 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the “Depositor”), CitiMortgage, Inc. as master servicer and trust administrator (“CitiMortgage”), Citibank, N.A. as paying agent, certificate registrar and authenticating agent (“Citibank”) and U.S. Bank National Association as trustee (the “Trustee”). The Certificates consist of eleven classes of certificates (collectively, the “Certificates”), designated as the “Class A1 Certificates,” the “Class A2 Certificates,” the “Class A3 Certificates,” the “Class A4 Certificates,” the “Class M1 Certificates,” the “Class M2 Certificates,” the “Class M3 Certificates,” the “Class M4 Certificates,” the “Class R Certificates,” the “Class CE Certificates” and the “Class P Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $793,447,763.04 as of January 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 30, 2007 (the “Mortgage Loan Purchase Agreement”), between the Depositor and Citigroup Global Markets Realty Corp. The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated January 30, 2007, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated January 31, 2007, between the Depositor and the Representative.

The Offered Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance(1)	Pass-Through Rate
A1	$ 351,053,000	Variable(2)
A2	$ 193,153,000	Variable(2)
A3	$ 129,192,000	Variable(2)
A4	$ 74,822,000	Variable(2)
M1	$ 18,646,000	Variable(2)
M2	$ 11,505,000	Variable(2)
M3	$ 5,554,000	Variable(2)
M4	$ 3,968,000	Variable(2)
(1) Approximate.
(2) Calculated as described in the prospectus supplement.

Simultaneously with the issuance of the Offered Certificates, the Depositor sold 100% interest in the Class R Certificates to Citigroup Global Markets, Inc. on January 31, 2007, in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale were applied to the purchase of the mortgage loans from Citigroup Global Markets Realty Corp., a New York corporation and the sponsor.

The Certificates, other than the Class CE, Class P and Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 13, 2006 and the Prospectus Supplement, dated January 30, 2007, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P and Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 30, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-AR1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2007-AR1 Certificates.

99.1	Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and CitiMortgage, Inc. as seller and servicer.

99.2
Amendment Number One to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 28, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and CitiMortgage, Inc. as seller and servicer.

99.3
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller.

99.4
Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 28, 2006, Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as company.

99.5	Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, between Citigroup Global Markets Realty Corp. as initial purchaser and Fifth Third Bank as seller and servicer.

99.6
Amendment Number One to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 12, 2006, between Citigroup Global Markets Realty Corp. as purchaser and Fifth Third Bank as seller.

99.7	Servicing Agreement, dated as of October 1, 2004, between Citigroup Global Markets Realty Corp. as owner and GMAC Mortgage Corporation as servicer.

99.8
Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and GreenPoint Mortgage Funding, Inc. as seller and servicer.

99.9
Amendment Number One to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between Citigroup Global Markets Realty Corp. as purchaser and GreenPoint Mortgage Funding, Inc. as seller.

99.10
Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, between Citigroup Global Markets Realty Corp. as initial purchaser and HomeBanc Mortgage Corporation as seller and servicer.

99.11
Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 24, 2005, among Citigroup Global Markets Realty Corp. as purchaser, PHH Mortgage Corporation as seller and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller.

99.12
Amendment Number One to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 15, 2006, among Citigroup Global Markets Realty Corp. as purchaser, PHH Mortgage Corporation as seller or Servicer and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as trust or seller.

99.13
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and SunTrust Mortgage, Inc. as seller and servicer.

99.14
Amendment Number One to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 22, 2006, between Citigroup Global Markets Realty Corp. as purchaser and SunTrust Mortgage, Inc. as seller.

99.15	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

99.16	First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 24, 2007

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President

Index to Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of January 30, 2007, by and between Citigroup Mortgage Loan Trust Inc. as Depositor and Citigroup Global Markets Inc., relating to the Series 2007-AR1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, CitiMortgage, Inc. as master servicer and trust administrator, Citibank, N.A. as paying agent, certificate registrar and authenticating agent and U.S. Bank National Association as Trustee, relating to the Series 2007-AR1 Certificates.

99.1	Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 1, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and CitiMortgage, Inc. as seller and servicer.

99.2
Amendment Number One to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 28, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and CitiMortgage, Inc. as seller and servicer.

99.3
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 15, 2003, between Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as seller.

99.4
Amendment Reg AB to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 28, 2006, Citigroup Global Markets Realty Corp. as purchaser and Countrywide Home Loans, Inc. as company.

99.5	Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, between Citigroup Global Markets Realty Corp. as initial purchaser and Fifth Third Bank as seller and servicer.

99.6
Amendment Number One to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of December 12, 2006, between Citigroup Global Markets Realty Corp. as purchaser and Fifth Third Bank as seller.

99.7	Servicing Agreement, dated as of October 1, 2004, between Citigroup Global Markets Realty Corp. as owner and GMAC Mortgage Corporation as servicer.

99.8
Master Mortgage Loan Purchase and Servicing Agreement, dated as of April 1, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and GreenPoint Mortgage Funding, Inc. as seller and servicer.

99.9
Amendment Number One to the Master Mortgage Loan Purchase and Servicing Agreement, dated as of May 1, 2006, between Citigroup Global Markets Realty Corp. as purchaser and GreenPoint Mortgage Funding, Inc. as seller.

99.10
Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2006, between Citigroup Global Markets Realty Corp. as initial purchaser and HomeBanc Mortgage Corporation as seller and servicer.

99.11
Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 24, 2005, among Citigroup Global Markets Realty Corp. as purchaser, PHH Mortgage Corporation as seller and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as seller.

99.12
Amendment Number One to the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of February 15, 2006, among Citigroup Global Markets Realty Corp. as purchaser, PHH Mortgage Corporation as seller or Servicer and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust) as trust or seller.

99.13
Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, between Citigroup Global Markets Realty Corp. as initial purchaser and SunTrust Mortgage, Inc. as seller and servicer.

99.14
Amendment Number One to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of February 22, 2006, between Citigroup Global Markets Realty Corp. as purchaser and SunTrust Mortgage, Inc. as seller.

99.15	Amended and Restated Flow Servicing Agreement, dated as of March 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.

99.16	First Amendment to the Amended and Restated Flow Servicing Agreement, dated as of August 1, 2006, by and between Wells Fargo Bank, N.A. as servicer and Citigroup Global Markets Realty Corp. as owner.